Exhibit 4-A(1)

                         JERSEY CENTRAL POWER & LIGHT COMPANY

                                CROSS-REFERENCE TABLE
                            of Provisions of the Indenture
                     Required by the Trust Indenture Act of 1939


                    Trust Indenture                    Provision of
                       Act Section                      Indenture

                    Section 310(a)(1)                  7.10
                        (a)(2)                         7.10
                        (a)(3)                         Not Applicable
                        (a)(4)                         Not Applicable
                        (b)                            7.08; 7.10; 11.01
                        (c)                            Not Applicable
                    Section 311(a)                     7.11
                        (b)                            7.11
                        (c)                            Not Applicable
                    Section 312(a)                     2.06
                        (b)                            11.03
                        (c)                            11.03
                    Section 313(a)                     7.06
                        (b)(1)                         Not Applicable
                        (b)(2)                         7.06
                        (c)                            7.06; 11.02
                        (d)                            7.06
                    Section 314(a)                     4.03; 11.02
                        (b)                            Not Applicable
                        (c)(1)                         2.02; 11.04
                        (c)(2)                         2.02; 11.04
                        (c)(3)                         Not Applicable
                        (d)                            Not Applicable
                        (e)                            11.05
                        (f)                            Not Applicable
                    Section 315(a)                     7.01(2)
                        (b)                            7.05; 11.02
                        (c)                            7.01(1)
                        (d)                            7.01(3)
                        (e)                            6.11
                    Section 316(a)(1)(A)               6.05
                        (a)(1)(B)                      6.04
                        (a)(2)                         Not Applicable
                        (a)(last sentence)             2.09
                        (b)                            6.07
                    Section 317(a)(1)                  6.08
                        (a)(2)                         6.09
                        (b)                            2.05
                    Section 318(a)                     11.01

          ________________________
          Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of the Indenture.